UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2015

INCEPTION MINING INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	000-55219	35-2302128
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

5320 South 900 East, Suite 260

Murray, Utah 84107

(Address of principal executive offices) (zip code)

801-428-9703

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(1) Previous Independent Auditors

a.	On March 2, 2015, the Company opted to change accounting firms for purposes of independent auditing, and subsequently released Fiondella Milone & LaSaracina LLP (Fiondella) as its independent registered accounting firm. Our Board of Directors participated in and approved the decision to change independent accountants. Fiondella was initially engaged by the Company on May 31, 2013 for the year ended July 31, 2013.

b.	Fiondella’s report on the financial statements for the year ended July 31, 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Through the period covered by the financial review of financial statements of the quarterly period ended January 31, 2015, there have been no disagreements with Fiondella on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fiondella, would have caused them to make reference thereto in their report on the financial statements. Also, through the interim period through March 2, 2015 (the date of release of the former accountant), there have been no disagreements with Fiondella on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Fiondella would have caused them to make reference thereto in their report on the financial statements.

d.	During the interim period through March 2, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

e.	The Company provided a copy of the foregoing disclosures to Fiondella prior to the date of the filing of this Report with the U.S. Securities and Exchange Commission (“SEC”) and requested that Fiondella furnish a letter addressed to the SEC stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants

On February 11, 2015, the Company engaged Sadler, Gibb & Associates of Salt Lake City, Utah, as its new independent registered public accountant. During the year ended July 31, 2014, and prior to February 11, 2015 (the date of the new engagement), we did not consult with Sadler, Gibb & Associates regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Sadler, Gibb & Associates, in either case where written or oral advice provided by Sadler, Gibb & Associates would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Fiondella Milone & LaSaracina, dated March 2, 2015, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCEPTION MINING INC.

Date: March 3, 2015	By:	/s/ Michael Ahlin
Michael Ahlin
Chief Executive Officer